INVESCO GLOBAL HEALTH CARE FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:    4/30/2012
FILE NUMBER :         811-05426
SERIES NO.:           3

72DD.     1  Total income dividends for which record date passed
             during the period. (000's Omitted)
             Class A                                                       $       2,759
          2  Dividends for a second class of open-end company shares
             (000's Omitted)
             Class Y                                                       $          42
             Investor Class                                                $       2,284

73A.         Payments per share outstanding during the entire current
             period: (form nnn.nnnn)
          1  Dividends from net investment income
             Class A                                                       $      0.1436
          2  Dividends for a second class of open-end company shares
             (form nnn.nnnn)
             Class Y                                                       $      0.2133
             Investor Class                                                $      0.1436

74U.      1  Number of shares outstanding (000's Omitted)
             Class A                                                              18,489
          2  Number of shares outstanding of a second class of open-
             end company shares (000's Omitted)
             Class B                                                                 953
             Class C                                                               1,369
             Class Y                                                                 238
             Investor Class                                                       15,672

74V.      1  Net asset value per share (to nearest cent)
             Class A                                                       $       30.76
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                                       $       25.71
             Class C                                                       $       25.73
             Class Y                                                       $       30.95
             Investor Class                                                $       30.76

INVESCO DEVELOPING MARKETS FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:    4/30/2012
FILE NUMBER :         811-05426
SERIES NO.:           13

72DD.     1  Total income dividends for which record date passed
             during the period. (000's Omitted)
             Class A                                                       $      10,422
          2  Dividends for a second class of open-end company shares
             (000's Omitted)
             Class Y                                                       $       4,137
             Institutional Class                                           $       5,752

73A.         Payments per share outstanding during the entire current
             period: (form nnn.nnnn)
          1  Dividends from net investment income
             Class A                                                       $      0.2310
          2  Dividends for a second class of open-end company shares
             (form nnn.nnnn)
             Class Y                                                       $      0.3109
             Institutional Class                                           $      0.3637

74U.      1  Number of shares outstanding (000's Omitted)
             Class A                                                              43,762
          2  Number of shares outstanding of a second class of open-
             end company shares (000's Omitted)
             Class B                                                               2,128
             Class C                                                               6,611
             Class Y                                                              18,003
             Institutional Class                                                  17,730

74V.      1  Net asset value per share (to nearest cent)
             Class A                                                       $       32.27
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                                       $       31.36
             Class C                                                       $       31.32
             Class Y                                                       $       32.35
             Institutional Class                                           $       32.31

INVESCO ENDEAVOR FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:    4/30/2012
FILE NUMBER :         811-05426
SERIES NO.:           16

74U.      1  Number of shares outstanding (000's Omitted)
             Class A                                                               6,204
          2  Number of shares outstanding of a second class of open-
             end company shares (000's Omitted)
             Class B                                                                 416
             Class C                                                               1,499
             Class R                                                               1,107
             Class Y                                                                 615
             Institutional Class                                                   5,392

74V.      1  Net asset value per share (to nearest cent)
             Class A                                                       $       17.44
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                                       $       16.52
             Class C                                                       $       16.52
             Class R                                                       $       17.19
             Class Y                                                       $       17.60
             Institutional Class                                           $       17.84

INVESCO SMALL COMPANIES FUND                                       SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:    4/30/2012
FILE NUMBER :         811-05426
SERIES NO.:           18

74U.      1  Number of shares outstanding (000's Omitted)
             Class A                                                              35,839
          2  Number of shares outstanding of a second class of open-
             end company shares (000's Omitted)
             Class B                                                                 790
             Class C                                                               8,655
             Class R                                                               3,556
             Class Y                                                               9,428
             Institutional Class                                                   3,667

74V.      1  Net asset value per share (to nearest cent)
             Class A                                                       $       20.07
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                                       $       18.92
             Class C                                                       $       18.90
             Class R                                                       $       19.72
             Class Y                                                       $       20.16
             Institutional Class                                           $       20.61

INVESCO CHINA FUND                                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:    4/30/2012
FILE NUMBER :         811-05426
SERIES NO.:           19

72DD.     1  Total income dividends for which record date passed
             during the period. (000's Omitted)
             Class A                                                       $         587
          2  Dividends for a second class of open-end company shares
             (000's Omitted)
             Class Y                                                       $          56
             Institutional Class                                           $           9

73A.         Payments per share outstanding during the entire current
             period: (form nnn.nnnn)
          1  Dividends from net investment income
             Class A                                                       $      0.1024
          2  Dividends for a second class of open-end company shares
             (form nnn.nnnn)
             Class Y                                                       $      0.1618
             Institutional Class                                           $      0.2072

74U.      1  Number of shares outstanding (000's Omitted)
             Class A                                                               5,215
          2  Number of shares outstanding of a second class of open-
             end company shares (000's Omitted)
             Class B                                                                 689
             Class C                                                               1,686
             Class Y                                                                 293
             Institutional Class                                                      45

74V.      1  Net asset value per share (to nearest cent)
             Class A                                                       $       18.14
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                                       $       17.69
             Class C                                                       $       17.66
             Class Y                                                       $       18.17
             Institutional Class                                           $       18.17

INVESCO INTERNATIONAL TOTAL RETURN FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:    4/30/2012
FILE NUMBER :         811-05426
SERIES NO.:           21

72DD.     1  Total income dividends for which record date passed
             during the period. (000's Omitted)
             Class A                                                       $       1,785
          2  Dividends for a second class of open-end company shares
             (000's Omitted)
             Class B                                                       $         203
             Class C                                                       $         377
             Class Y                                                       $          74
             Institutional Class                                           $         190

73A.         Payments per share outstanding during the entire current
             period: (form nnn.nnnn)
          1  Dividends from net investment income
             Class A                                                       $      0.4417
          2  Dividends for a second class of open-end company shares
             (form nnn.nnnn)
             Class B                                                       $      0.3982
             Class C                                                       $      0.3983
             Class Y                                                       $      0.4558
             Institutional Class                                           $      0.4560

74U.      1  Number of shares outstanding (000's Omitted)
             Class A                                                               3,892
          2  Number of shares outstanding of a second class of open-
             end company shares (000's Omitted)
             Class B                                                                 460
             Class C                                                                 889
             Class Y                                                                 103
             Institutional Class                                                     453

74V.      1  Net asset value per share (to nearest cent)
             Class A                                                       $       11.15
          2  Net asset value per share of a second class of open-end company shares (to nearest cent)
             Class B                                                       $       11.12
             Class C                                                       $       11.13
             Class Y                                                       $       11.14
             Institutional Class                                           $       11.15

INVESCO BALANCED-RISK ALLOCATION FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-05426
SERIES NO.:         23

72DD.   1  Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                               $     33,813
        2  Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                               $        486
           Class C                                               $     12,557
           Class R                                               $         86
           Class Y                                               $     20,770
           Institutional Class                                   $     13,201

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                                               $     0.3353
        2  Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                               $     0.3050
           Class C                                               $     0.3050
           Class R                                               $     0.3252
           Class Y                                               $     0.3459
           Institutional Class                                   $     0.3459

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                    175,395
        2  Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                      2,125
           Class C                                                     88,128
           Class R                                                        563
           Class Y                                                    152,505
           Institutional Class                                         48,587

74V.    1  Net asset value per share (to nearest cent)
           Class A                                               $      12.55
        2  Net asset value per share of a second class of
           open-end company shares (to nearest cent)
           Class B                                               $      12.32
           Class C                                               $      12.32
           Class R                                               $      12.47
           Class Y                                               $      12.62
           Institutional Class                                   $      12.62

INVESCO PACIFIC GROWTH FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-05426
SERIES NO.:         28

72DD.   1  Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                               $      1,428
        2  Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                               $         43
           Class C                                               $         57
           Class R                                               $          2
           Class Y                                               $        156
           Institutional Class                                   $          -

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                                               $     0.3473
        2  Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                               $     0.1884
           Class C                                               $     0.2011
           Class R                                               $     0.3239
           Class Y                                               $     0.4090
           Institutional Class                                   $     0.4361

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                      3,989
        2  Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                        134
           Class C                                                        268
           Class R                                                         10
           Class Y                                                        277
           Institutional Class                                              1

74V.    1  Net asset value per share (to nearest cent)
           Class A                                               $      20.48
        2  Net asset value per share of a second class of
           open-end company shares (to nearest cent)
           Class B                                               $      19.39
           Class C                                               $      19.41
           Class R                                               $      20.38
           Class Y                                               $      20.77
           Institutional Class                                   $      20.77

INVESCO GLOBAL ADVANTAGE FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD AND 73A.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-05426
SERIES NO.:         29

72DD.   1  Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                               $      1,017
        2  Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                               $          3
           Class C                                               $         17
           Class Y                                               $          5

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                                               $     0.1150
        2  Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                               $     0.0141
           Class C                                               $     0.0141
           Class Y                                               $     0.1588

INVESCO COMMODITIES STRATEGY FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-05426
SERIES NO.:         35

72DD.   1  Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                               $      3,595
        2  Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                               $        305
           Class C                                               $        312
           Class R                                               $          9
           Class Y                                               $        278
           Institutional Class                                   $          3

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                                               $     1.0614
        2  Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                               $     0.8475
           Class C                                               $     0.8836
           Class R                                               $     0.9911
           Class Y                                               $     1.1124
           Institutional Class                                   $     1.1665

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                      3,881
        2  Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                        324
           Class C                                                        389
           Class R                                                         13
           Class Y                                                        294
           Institutional Class                                              2

74V.    1  Net asset value per share (to nearest cent)
           Class A                                               $      15.49
        2  Net asset value per share of a second class of
           open-end company shares (to nearest cent)
           Class B                                               $      15.35
           Class C                                               $      15.34
           Class R                                               $      15.45
           Class Y                                               $      15.56
           Institutional Class                                   $      15.60

INVESCO EMERGING MARKET LOCAL CURRENCY DEBT FUND                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-05426
SERIES NO.:         40

72DD.   1  Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                               $        932
        2  Dividends for a second class of open-end company
           shares (000's Omitted)
           Class B                                               $         60
           Class C                                               $        221
           Class R                                               $         30
           Class Y                                               $         96
           Institutional Class                                   $      2,239

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                                               $     0.7557
        2  Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class B                                               $     0.7179
           Class C                                               $     0.7184
           Class R                                               $     0.7432
           Class Y                                               $     0.7682
           Institutional Class                                   $     0.7675

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                      1,270
        2  Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                         92
           Class C                                                        358
           Class R                                                         65
           Class Y                                                        223
           Institutional Class                                          3,110

74V.    1  Net asset value per share (to nearest cent)
           Class A                                               $       9.78
        2  Net asset value per share of a second class of
           open-end company shares (to nearest cent)
           Class B                                               $       9.77
           Class C                                               $       9.77
           Class R                                               $       9.78
           Class Y                                               $       9.78
           Institutional Class                                   $       9.77

INVESCO BALANCED-RISK COMMODITY STRATEGY FUND                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-05426
SERIES NO.:         41

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                      2,022
        2  Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class B                                                         21
           Class C                                                        232
           Class R                                                         17
           Class Y                                                     11,246
           Institutional Class                                         27,863

74V.    1  Net asset value per share (to nearest cent)
           Class A                                               $      11.14
        2  Net asset value per share of a second class of
           open-end company shares (to nearest cent)
           Class B                                               $      11.03
           Class C                                               $      11.03
           Class R                                               $      11.13
           Class Y                                               $      11.21
           Institutional Class                                   $      11.21

INVESCO EMERGING MARKETS EQUITY FUND                               SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-05426
SERIES NO.:         42

72DD.   1  Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                               $         33
        2  Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                               $          2
           Institutional Class                                   $         76

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                                               $     0.0638
        2  Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                               $     0.0429
           Class R                                               $     0.0565
           Class Y                                               $     0.0801
           Institutional Class                                   $     0.0801

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                      1,017
        2  Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                        171
           Class R                                                          2
           Class Y                                                         24
           Institutional Class                                            942

74V.    1  Net asset value per share (to nearest cent)
           Class A                                               $       8.17
        2  Net asset value per share of a second class of
           open-end company shares (to nearest cent)
           Class C                                               $       8.15
           Class R                                               $       8.16
           Class Y                                               $       8.17
           Institutional Class                                   $       8.17

INVESCO PREMIUM INCOME FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2012
FILE NUMBER :       811-05426
SERIES NO.:         43

72DD.   1  Total income dividends for which record date passed
           during the period. (000's Omitted)
           Class A                                               $         13
        2  Dividends for a second class of open-end company
           shares (000's Omitted)
           Class C                                               $         17
           Class Y                                               $          6
           Institutional Class                                   $      2,066

73A.       Payments per share outstanding during the entire
           current period: (form nnn.nnnn)
        1  Dividends from net investment income
           Class A                                               $     0.1509
        2  Dividends for a second class of open-end company
           shares (form nnn.nnnn)
           Class C                                               $     0.1315
           Class R                                               $     0.1445
           Class Y                                               $     0.1575
           Institutional Class                                   $     0.1575

74U.    1  Number of shares outstanding (000's Omitted)
           Class A                                                        175
        2  Number of shares outstanding of a second class of
           open-end company shares (000's Omitted)
           Class C                                                        177
           Class R                                                          1
           Class Y                                                         90
           Institutional Class                                         13,485

74V.    1  Net asset value per share (to nearest cent)
           Class A                                               $      10.30
        2  Net asset value per share of a second class of
           open-end company shares (to nearest cent)
           Class C                                               $      10.29
           Class R                                               $      10.30
           Class Y                                               $      10.31
           Institutional Class                                   $      10.31